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                                                                   Exhibit 10.23


                  EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is dated as of December 31, 2001, and is entered into by and among UNIONTOOLS, INC., a Delaware corporation ("BORROWER"), ACORN PRODUCTS, INC., a Delaware corporation ("HOLDINGS"), HAWTHORNE TOOLS, INC., f/k/a H.B. Sherman Manufacturing Company, a Missouri corporation ("H.B. SHERMAN"), PINETREE TOOLS, INC., f/k/a Uniontools Irrigation, Inc., a Delaware corporation formerly known as UnionTools Watering Products, Inc. ("IRRIGATION" and together with Borrower, Holdings and H.B. Sherman collectively, the "LOAN PARTIES"), HELLER FINANCIAL, INC., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("AGENT"), and the Lenders which are signatories hereto.

         WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of May 20, 1997, as amended by that certain Amendment No. 1 to Credit Agreement dated November 24, 1997, Second Amendment to Credit Agreement dated as of May 22, 1998, Third Amendment to Amended and Restated Credit Agreement dated as of October 29, 1998, Fourth Amendment to Amended and Restated Credit Agreement dated as of February 26, 1999, Fifth Amendment to Amended and Restated Credit Agreement dated as of June 10, 1999, Sixth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, Consent and Seventh Amendment to Amended and Restated Credit Agreement dated as of March 31, 2000, Eighth Amendment to Amended and Restated Credit Agreement dated as of April 30, 2001, Ninth Amendment to Amended and Restated Credit Agreement dated as of May 7, 2001, Tenth Amendment to Amended and Restated Credit Agreement dated as of May 14, 2001, Eleventh Amendment to Amended and Restated Credit Agreement dated as of May 21, 2001, Twelfth Amendment to Amended and Restated Credit Agreement dated as of June 4, 2001, Thirteenth Amendment to Amended and Restated Credit Agreement dated as of June 15, 2001, Fourteenth Amendment to Amended and Restated Credit Agreement dated as of June 26, 2001, Fifteenth Amendment to Amended and Restated Credit Agreement dated as of July 6, 2001. Sixteenth Amendment to Amended and Restated Credit Agreement dated as of July 13, 2001 ("SIXTEENTH AMENDMENT"), and Seventeenth Amendment to Amended and Restated Credit Agreement dated as of October 4, 2001 ("SEVENTEENTH AMENDMENT", which together with all the amendments enumerated above, the "AMENDMENTS"; The Amended and Restated Credit Agreement, as amended by the Amendments and from time to time hereafter amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower has requested and Lenders have agreed to make certain additional modifications to the Credit Agreement (specifically, to the Sixteenth Amendment and the Seventeenth Amendment) as hereinafter set forth, subject to the conditions and terms contained herein.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, the Recitals set forth above (which are incorporated herein by this reference thereto) and for other good and valuable consideration, the


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receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS. Borrower has met or exceeded all requirements under
Section 3(C) of the Sixteenth Amendment in connection with the sale of Borrower and has requested, and Agent and Lenders have agreed, to remove the restrictions and requirements imposed on Borrower pursuant to the Amendments with respect to any disposition or sale of the CIM Assets, PROVIDED, however, that (i) any such disposition or sale (other than in connection with a sale of all or substantially all of the assets or capital stock of Borrower and any requirements associated therewith) shall continue to be subject to the consent of Agent and Lenders in accordance with the terms of the Loan Documents and (ii) the Net Proceeds of any such disposition or sale of CIM Assets shall be for an amount not less than $3,100,000. Accordingly, the provisions of the Credit Agreement relating to the sale of the CIM Assets appearing in the Section 3(B) of the Sixteenth Amendment and Sections 2 and 3(A) of Seventeenth Amendment are hereby stricken and deleted in their entirety.

         3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

         A. each Loan Party shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

         B. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

         C. No Default or Event of Default shall have occurred and be continuing.

         4. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants to Agent and Lenders as follows:

         A. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Loan Party and that this Amendment has been duly executed and delivered by each Loan Party; and

         B.       Each of the representations and warranties set forth in
                  Section 5 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this


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Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6. REFERENCES. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         8. RATIFICATION. Each Loan Party hereby consents to the execution and delivery of this Amendment. Each Loan Party hereby agrees that except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and each other Loan Document, all as amended by this Amendment, and acknowledges that other than as specifically set forth herein, Agent and Lenders do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Loan Documents. Agent's and each Lender's agreement to the terms of this Amendment or any other amendment shall not be deemed to establish or create a custom or course of dealing between Agent or Lenders, on the one hand, and any Loan Party, on the other hand.

         9. FURTHER ASSURANCES AND FEES AND EXPENSES. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent in order to effectuate fully the intent of this Amendment. The Borrower shall pay all fees and expenses incurred in the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and expenses of counsel for Agent and the Lenders.





                    Balance of Page Intentionally Left Blank
                             Signature Page Follows


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         IN WITNESS WHEREOF, the parties hereto have caused this Eighteenth
Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

UNIONTOOLS, INC., a Delaware corporation                         ACORN PRODUCTS, INC., a Delaware corporation


 /s/ John G. Jacob                                                /s/ John G. Jacob
-------------------------------------------------                -------------------------------------------------
By:  John G. Jacob                                               By:  John G. Jacob
   ----------------------------------------------                   ----------------------------------------------
Title: Vice President and Chief Financial Officer                Title: Vice President and Chief Financial Officer
      -------------------------------------------                      -------------------------------------------

HAWTHORNE TOOLS, INC., a Missouri corporation                    PINETREE TOOLS, INC., a Delaware corporation

 /s/ John G. Jacob                                                /s/ John G. Jacob
-------------------------------------------------                -------------------------------------------------
By:  John G. Jacob                                               By:  John G. Jacob
   ----------------------------------------------                   ----------------------------------------------
Title: Vice President and Chief Financial Officer                Title: Vice President and Chief Financial Officer
      -------------------------------------------                      -------------------------------------------

HELLER FINANCIAL, INC., as Agent and a Lender                    FLEET BUSINESS CREDIT CORP., formerly known as
                                                                 Sanwa Business Credit Corporation

/s/ Greg Reynolds                                                /s/ Mark D. Newlun
------------------------------------------------                 ------------------------------------------------
By: Greg Reynolds                                                By:  Mark D. Newlun
   ----------------------------------------------                   ----------------------------------------------
Title: Assistant Vice President                                  Title: Senior Vice President
      -------------------------------------------                      -------------------------------------------

FLEET CAPITAL CORPORATION                                        PNC BANK, NATIONAL ASSOCIATION

/s/ Mark D. Newlun                                               /s/ William C. Miles
------------------------------------------------                 -------------------------------------------------
By:  Mark D. Newlun                                              By: William C. Miles
   ----------------------------------------------                   ----------------------------------------------
Title: Senior Vice President                                     Title: Vice President
      -------------------------------------------                      -------------------------------------------

FIRSTAR BANK, N.A.                                               ARK CLO 2000-1 LIMITED

                                                                 By: Patriarch Partners, LLC
                                                                 Its: Attorney-in-fact


 /s/ Douglas W. Worden                                            /s/ Dennis Dolan
-------------------------------------------------                -------------------------------------------------
By: Douglas W. Worden                                            By:  Dennis Dolan
   ----------------------------------------------                   ----------------------------------------------
Title: Assistant Vice President                                  Title:   Authorized Signatory
      -------------------------------------------                      -------------------------------------------


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                            CONSENT AND REAFFIRMATION

         The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Eighteenth Amendment to Amended and Restated Credit Agreement; (ii) agrees to be bound thereby, as a participant under the credit facility evidenced by said Amended and Restated Credit Agreement, and (iii) affirms that nothing contained therein shall modify in any respect whatsoever the obligations of undersigned to, or rights and remedies of, Agent and Lenders pursuant to the terms of that certain Subordinated Participation Agreement (the "Subordination Agreement") entered into as of the 28th day of October, 1999, by and among Heller Financial, Inc. in its individual capacity ("Heller") and (if applicable pursuant to Section 11.17 thereof) certain other "Lender(s)" under the Credit Agreement (each, individually (including Heller), a "Seller" and collectively, the "Sellers") and Heller Financial, Inc. in its capacity as Agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent") and OCM Principal Opportunities Fund, L.P. and TCW Special Credits, as general partner and/or investment manager of the funds and accounts set forth on Schedule IA hereof (collectively, the "Purchasers") and reaffirms that the Subordination Agreement is and shall continue to remain in full force and effect. Although Purchasers have been informed of the matters set forth herein and have acknowledged and agreed to same, the execution and delivery by Purchasers of this Consent and Reaffirmation does not create any obligation on the part of Agent and Lenders to inform Purchasers of such matters in the future or to seek Purchaser's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

        Balance of Page Intentionally Left Blank - Signature Page Follows


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         IN WITNESS WHEREOF, the undersigned has executed this Consent and
Reaffirmation on and as of the date of such Eighteenth Amendment.

                               OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                               By:  Oaktree Capital Management, LLC
                               Its:  General Partner


                               By:  /s/ Kenneth Liang
                                    --------------------------------------------
                                      Kenneth Liang
                                      Managing Director



                               By: /s/ Vincent J. Cebula
                                    --------------------------------------------
                                      Vincent J. Cebula
                                      Managing Director


                               TCW SPECIAL CREDITS, as general partner and investment manager of the funds and accounts set forth on Schedule I


                               By:  TCW Asset Management Company
                               Its:  Managing General Partner



                               By:  /s/ Richard Masson
                                    --------------------------------------------
                                     Richard Masson
                                     Authorized Signatory


                               By:  /s/ Kenneth Liang
                                    --------------------------------------------
                                     Kenneth Liang
                                     Authorized Signatory

                    SCHEDULE IA TO CONSENT AND REAFFIRMATION


TCW SPECIAL CREDITS FUND IIIB

TCW SPECIAL CREDITS TRUST IIIB

THE COMMON FUND FOR BOND INVESTMENTS, INC.

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW)

TCW SPECIAL CREDITS TRUST

TCW SPECIAL CREDITS TRUST IV

TCW SPECIAL CREDITS TRUST IV-A

TCW SPECIAL CREDITS FUND IV

TCW SPECIAL CREDITS PLUS FUND